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                                  FIRST AMENDMENT TO
                       REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this "Amendment") is entered into as of the Effective Date of August, 1996, between EAGLE HARDWARE & GARDEN, INC., a Washington corporation ("Buyer") and TERRACE POINT PARTNERSHIP, a Colorado general partnership ("Seller").

Buyer and Seller agree and hereby amend the Purchase and Sale Agreement dated July 2, 1996 as follows:

SECTION 6.  TITLE INSURANCE.

1. DELIVERY OF TITLE COMMITMENT - Within thirty (30) days after the Effective Date, Seller shall provide Buyer with a preliminary commitment for owner's title insurance with extended coverage issued by Chicago Title Insurance Company, with copies of all exceptions set forth therein.

2. DELIVERY OF ALTA SURVEY - Within sixty (60) days after the Effective Date, Buyer shall cause an ALTA survey of the Property to be completed. In the event of closing, Seller shall credit Buyer in the amount of $3,000.00.

SECTION 3.  CONTINGENCIES.

1. FEASIBILITY PERIOD - Buyer shall have ninety (90) days from the Effective Date ("the Feasibility Period") to satisfy or waive the contingencies set forth in Sections 3.1 and 3.2 of the Purchase and Sale Agreement.

2. CONTINGENCY PERIOD - Buyer shall have two hundred ten days ("the Contingency Period") from the end of the Feasibility Period to satisfy or waive the contingencies set forth in Section 3.3 of the Purchase and Sale Agreement.

Miscellaneous:

    (a) Except as modified herein, the Purchase and Sale Agreement remains in full force and effect and is hereby ratified by Buyer and Seller.

    (b) The later of the Buyer's signature date and the Seller's signature date, set forth below, shall be the "Effective Date" of this Amendment.

    BUYER:    EAGLE HARDWARE & GARDEN, a Washington corporation


              By:   /s/ David J. Heerensperger
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                    David J. Heerensperger
              Its:  Chairman of the Board

              Date: August 26, 1996
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    SELLER:   TERRACE POINT PARTNERSHIP, a Colorado general partnership


              By:   /s/ Daryll Propp
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                    Daryll Propp
              Its:  General Partner

              Date: 8-27-96
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